UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2026

Hepion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36856	46-2783806
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Identification No.)

34 Shrewsbury Ave., Suite 1D

Red Bank, NJ 07701

(Address of principal executive offices)

(732) 902-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	HEPA	OTC QB

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 3, 2026, Hepion Pharmaceuticals, Inc. (the “Company”) entered into a convertible note purchase agreement (the “Agreement”) with Gravitas Capital LP (“Gravitas”) pursuant to which the Company issued a $500,000 secured convertible note (the “Note”) to Gravitas along with a warrant to purchase 12,500,000 shares of Common Stock of the Company (the “Warrant”). The Note bears interest at 8% per annum, payable in kind and has a maturity date of September 3, 2027. In addition, the Note is convertible at any time on or after September 3, 2026 upon stockholder approval of an increase in the authorized shares of the Company’s Common Stock at the option of Gravitas at a conversion price of $0.04 per share. The Warrant is exercisable on or after September 3, 2026 upon stockholder approval of an increase in the authorized shares of the Company’s Common Stock (the “Initial Exercise Date”) and on or prior to the close of business at 5:00 p.m. (New York City time) on September 3, 2031at an exercise price of $0.06 per share. In addition, the Company and Gravitas entered into a convertible note security agreement (the “Security Agreement”) pursuant to which the Note is secured by all of the assets of the Company.

The Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions.

The foregoing descriptions of the Note, the Warrant, the Agreement and the Security Agreement do not purport to be complete and is qualified in its entirety by reference to the full text of the Note, the Warrant, the Agreement and the Security Agreement, copies of which are filed as Exhibit 4.1, 4.2, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Form of Convertible Note
4.2	Form of Warrant
10.1	Form of Convertible Note Purchase Agreement.
10.2	Form of Convertible Note Security Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2026	Hepion Pharmaceuticals, Inc.

	By:	/s/ Gary Stetz
Gary Stetz
Interim Chief Executive Officer

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